UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 23, 2008

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 23, 2008, the Board of Directors of the Company approved the Amended and Restated Bylaws of Cabot Microelectronics Corporation (the “Bylaws”), as amended and restated September 23, 2008, which amend Article I, Section 8(A)(2) of the Bylaws.  The amendments to the Bylaws expand the information required to be provided by any stockholder or certain other persons associated with such stockholder who submits a nomination for election to the Board of Directors or a stockholder proposal for consideration at an annual meeting of stockholders.

The foregoing summary of changes to the Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws of Cabot Microelectronics Corporation, as amended and restated September 23, 2008, which is attached hereto as Exhibit 3.2.

Item 8.01                      Other Events

On September 23, 2008, the Board of Directors (“Board”) of the Company, upon the recommendation of the Compensation Committee of the Board, approved the amendment and restatement of the following plans and the amendment of the following agreements and forms of agreements, to address Internal Revenue Code Section 409A and to make certain other non-material administrative and clarifying revisions to the subject plans and agreements:

1)	Second Amended and Restated Cabot Microelectronics Corporation 2000 Equity Incentive Plan;
2)	Directors’ Deferred Compensation Plan;
3)	Amended Cabot Microelectronics Corporation Supplemental Employee Retirement Plan, and Adoption Agreement, as amended;
4)
Form of Change in Control Severance Protection Agreement, and existing Change in Control Severance Protection Agreements with the Company’s executive officers, including the Company’s chief executive officer, and certain key employees;

5)	First Amendment to Employment Offer Letter dated November 2, 2003 (William P. Noglows), the Company’s chief executive officer;
6)	First Amendment to Employment Offer Letter dated November 17, 2003 (Clifford L. Spiro)

The amended and restated plans, agreements or forms of agreements listed above will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

Item 9.01                      Financial Statements and Exhibits.

(c)	Exhibits

3.2 Amended and Restated Bylaws of Cabot Microelectronics Corporation, as amended and restated September 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: September 24, 2008	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
3.2	Amended and Restated Bylaws of Cabot Microelectronics Corporation, as amended and restated September 23, 2008.

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